Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Scott Bronner, Principal Executive Officer of Stone Point Credit Income Fund – Select (the “Fund”), certify that:

1.	I have reviewed this annual report on Form 10-K of the Fund;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Fund as of, and for, the periods presented in this report;

4.

The Fund’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Fund and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

evaluated the effectiveness of the Fund’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this report any change in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal quarter (the Fund’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting; and

5.

The Fund’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Fund’s auditors and the audit committee of the Fund’s board of trustees (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal control over financial reporting.

 Dated this 19th day of March, 2026

/s/ Scott J. Bronner
Scott J. Bronner
Principal Executive Officer